Exhibit 32-a

                     TRUSTMARK CORPORATION AND SUBSIDIARIES

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Trustmark Corporation (Trustmark) for the year ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Richard G. Hickson, Chairman of the Board, President and Chief Executive Officer of Trustmark, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

     1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Trustmark as of the dates and for the periods expressed in the Report.

BY:      /s/ Richard G. Hickson
         ----------------------
         Richard G. Hickson
         Chairman of the Board, President
         & Chief Executive Officer

DATE:    March 16, 2005